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                                                                   EXHIBIT 10.31


                        INCENTIVE STOCK OPTION AGREEMENT
                                    under the
                                   ACSYS, INC.
                   AMENDED AND RESTATED 1997 STOCK OPTION PLAN


                  Optionee:                 Patricia Kennedy
                           ----------------------------------------------------
                  Number Shares Subject to Option:            75,000
                                                   ----------------------------
                  Exercise Price per Share:                   $1.813
                                           ------------------------------------
                  Date of Grant:            February 21, 2000
                                -----------------------------------------------

         1. Grant of Option. Acsys, Inc. (the "Company") hereby grants to the Optionee named above (the "Optionee"), under the Acsys, Inc. Amended and Restated 1997 Stock Option Plan (the "Plan"), an Incentive Stock Option to purchase, on the terms and conditions set forth in this agreement (this "Option Agreement"), the number of shares indicated above of the Company's common stock (the "Stock"), at the exercise price per share set forth above (the "Option"). Capitalized terms used herein and not otherwise defined shall have the meanings assigned such terms in the Plan.

         2. Vesting of Option. Unless the exercisability of the Option is accelerated in accordance with Section (b) below or otherwise, the Option shall vest (become exercisable) in accordance with the following schedule:

                                           Number of Option
                        Date                 Shares Vested
                        ----                 -------------

                 February 21, 2001              25,000

                 February 21, 2002              25,000

                 February 21, 2003              25,000


         3. Period of Option and Limitations on Right to Exercise. The Option will, to the extent not previously exercised, lapse under the earliest of the following circumstances; provided, however, that the Committee may, prior to the lapse of the Option under the circumstances described in paragraphs (b), (c) and (d) below, provide in writing that the Option will extend until a later date, but if Option is exercised after the dates specified in paragraphs (b),
(c) and (d) above, it will automatically become a Non-Qualified Stock Option:

                  (a) The Option shall lapse as of 5:00 p.m., Eastern Time, on the tenth anniversary of the date of grant (the "Expiration Date").

                  (b) The Option shall lapse three months after Optionee's termination of employment for any reason other than Optionee's death or Permanent and Total Disability.

                  (c) In the event of termination of employment because of Optionee's Permanent and Total Disability, the Option shall lapse one year after the date of the Optionee's termination of employment.

                  (d) If the Optionee dies while employed by the Company or any of its Subsidiaries, or during the three-month period described in subsection (b) above, or during the one-year period described in subsection (c) above, and before the Option otherwise lapses, the Option shall lapse one year after the date of the Optionee's death. Upon the Optionee's death, the Option may be exercised by the Optionee's beneficiary.

         If the Optionee or his beneficiary exercises an Option after termination of employment, the Option may be exercised only with respect to the shares that were otherwise vested on the Optionee's termination of employment.

         4. Exercise of Option. The Option shall be exercised by written notice directed to the Secretary of the Company at the principal executive offices of the Company, in substantially the form attached hereto as Exhibit A, or such other form as the Committee may approve. Such written notice shall be accompanied by full payment in cash, shares of Stock previously acquired by the Optionee, or any combination thereof, for the number of shares specified in such written notice; provided, however, that if shares of Stock are used to pay the exercise price, such shares must have been held by the Optionee for at least six months. The Fair Market Value of the surrendered Stock as of the date of the exercise shall be determined in valuing Stock used in payment of the exercise price. To the extent permitted under Regulation T of the Federal Reserve Board, and subject to applicable securities laws, the Option may be exercised through a broker in a so-called "cashless exercise" whereby the broker sells the Option shares and delivers cash sales proceeds to the Company in payment of the exercise price.

         Optionee must exercise the Option for at least the lesser of 100 shares or the number of shares of Purchasable Stock as to which the Option remains unexercised. Subject to the terms of this Option Agreement, the Option may be exercised at any time and without regard to any other option held by the Optionee to purchase stock of the Company.


         5.       Termination of Employment.


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                  (a)      In the event of the termination of the Optionee's
         employment with the Company or any of its Subsidiaries, other than a termination that is either (i) for cause, (ii) voluntary on the part of the Optionee and without written consent of the Company, or (iii) for reasons of death or disability or retirement, the Optionee may exercise this Option at any time within 30 days after such termination to the extent of the number of shares which were Purchasable hereunder at the date of such termination.

                  (b) In the event of a termination of the Optionee's employment that is either (i) for cause or (ii) voluntary on the part of the Optionee and without the written consent of the Company, this Option, to the extent not previously exercised, shall terminate immediately and shall not thereafter be or become exercisable.

                  (c) In the event of the retirement of the Optionee at the normal retirement date as prescribed from time to time by the Company or Subsidiary, the Optionee shall continue to have the right to exercise any Options for shares which were Purchasable at the date of the Optionee's retirement provided that, on the date which is three months after the date of retirement, the Options will become void and unexercisable unless on the date of retirement the Optionee enters into a noncompete agreement with the Company and continues to comply with such noncompete agreement. This Option does not confer upon the Optionee any right with respect to continuance of employment by the Company or by any of its Subsidiaries. This Option shall not be affected by any change of employment so long as the Optionee continues to be an employee of the Company or one of its Subsidiaries.

         6. Limitation of Rights. The Option does not confer to the Optionee or the Optionee's personal representative any rights of a shareholder of the Company unless and until shares of Stock are in fact issued to such person in connection with the exercise of the Option. Nothing in this Option Agreement shall interfere with or limit in any way the right of the Company or any Subsidiary to terminate the Optionee's employment at any time, nor confer upon the Optionee any right to continue in the employ of the Company or any Subsidiary.

         7. Stock Reserve. The Company shall at all times during the term of this Option Agreement reserve and keep available such number of shares of Stock as will be sufficient to satisfy the requirements of this Option Agreement.

         8. Optionee's Covenant. The Optionee hereby agrees to use his best efforts to provide services to the Company in a workmanlike manner and to promote the Company's interests.

         9. Restrictions on Transfer and Pledge. The Option may not be pledged, encumbered, or hypothecated to or in favor of any party other than the Company or a Parent or Subsidiary, or be subject to any lien, obligation, or liability of the Optionee to


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any other party other than the Company or a Parent or Subsidiary. The Option is not assignable or transferable by the Optionee other than by will or the laws of descent and distribution or pursuant to a Qualified Domestic Relations Order. The Option may be exercised during the lifetime of the Optionee only by the Optionee (or by Optionee's guardian or legal representative, should one be appointed).

         10. Plan Controls. The terms contained in the Plan are incorporated into and made a part of this Option Agreement and this Option Agreement shall be governed by and construed in accordance with the Plan. In the event of any actual or alleged conflict between the provisions of the Plan and the provisions of this Option Agreement, the provisions of the Plan shall be controlling and determinative.

         11. Successors. This Option Agreement shall be binding upon any successor of the Company, in accordance with the terms of this Option Agreement and the Plan.

         12. Restrictive Covenants. The Company, which for purposes of this paragraph, its sub-paragraphs and paragraph 13 includes Acsys, Inc., and any of its Parents or Subsidiaries, is engaged in providing short-term and long-term outsourcing, technical and professional staffing services, and professional placement services (the "Business Activities"). The Optionee agrees that, in the course of the Optionee's employment as an Executive Director of Information Technology Services for the Company, the Optionee has learned valuable confidential business information related to the Business Activities. The Optionee further agrees that this information and the Business Activities of the Company are legitimate business interests that justify reasonable temporary restrictions on the Optionee's employment should the Optionee leave the Company's employment. The Optionee acknowledges and agrees that the Optionee is qualified and able to obtain reasonable employment without violating these restrictions. Thus, in consideration of the rights granted to the Optionee hereunder, the Optionee agrees to abide by the following reasonable restrictions during the Optionee's employment with the Company, and for a one (1) year period thereafter:

         (a) Non-competition. The Optionee agrees that, while employed by the Company, and for a one (1) year period after any termination of the Optionee's employment with the Company, the Optionee shall not, within the Territory, for the Optionee's own benefit or for the benefit of others, directly or indirectly, engage in or hold a Competitive Position with any competing business that engages in the Business Activities. As used herein, the "Territory" shall mean the twenty-five (25) mile radius surrounding the office of the Company to which the Optionee is assigned, which office is located at 2400 Lakeview Parkway, GA 400 Center, Bldg. One, Alpharetta, GA 30004, and a "Competitive Position" is a position having the same or substantially similar primary duties as the position of Executive Director of Information Technology Services that the Optionee now holds with the Company.

         (b) Non-Solicitation of Customers and Candidates. The confidential information maintained by the Company about its customers and candidates (including but not limited to those customers' and candidates' names and employment needs) and the nature of its


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relationship with such customers and candidates are among the most valuable assets of the Company. Thus, the Optionee agrees that while employed by the Company, and for a one (1) year period after any termination of the Optionee's employment with the Company, the Optionee shall not solicit the opportunity to perform the Business Activities from any customer or candidate of the Company whom the Optionee solicited or contacted on behalf of the Company during the Optionee's employment with the Company.

         (c) Non-Solicitation of Employees. The Company's employees are among the Company's most valuable assets. Thus, the Optionee agrees that while employed by the Company, and for a one (1) year period after any termination of the Optionee's employment with the Company, the Optionee shall not solicit to employ, on the Optionee's own behalf or on behalf of any other person, firm or corporation, any person who (a) was employed with the Company as a sales representative, management employee, temporary placement employee or permanent placement employee during the Optionee's employment with the Company, and who
(b) has not ceased to be employed by the Company for a period of at least one year.

         (d) Previous Agreements. The language in paragraph 12 and its sub-paragraphs shall supersede any inconsistent language in any prior stock option agreements.

         13. Confidentiality of Trade Secrets. The Optionee agrees that in the course of employment with the Company, the Optionee has learned various Trade Secrets possessed by the Company. "Trade Secret" means information, without regard to form, including, but not limited to, technical or non-technical data, a formula, a pattern, a compilation, a program, a device, a method, a technique, a drawing, a process, financial data, financial plans, product plans, or a list of actual or potential customers or suppliers which is not commonly known by or available to the public and which information (1) the Company derives economic value, actual or potential, from not being known to, and not being readily ascertainable by proper means by, other persons who can obtain economic value from its disclosure or use; and (2) is the subject of efforts that are reasonable under the circumstances to maintain its secrecy. Accordingly, in consideration for the rights granted the Optionee hereunder, the Optionee agrees to maintain the confidentiality of the Company's Trade Secrets while employed with the Company, and for as long thereafter as each particular Trade Secret remains a Trade Secret pursuant to this Agreement or applicable law. Nothing in this Agreement shall limit the definition of the term "Trade Secret" or any similar term under applicable law.

         14. Severability. All clauses of this Agreement are severable, and the enforceability (or lack thereof) of one clause shall not affect the enforceability of any other clause.

         15. Reformation. Should any clause(s) of this Agreement be held unenforceable by a court of competent jurisdiction, the parties agree that the court may modify the unenforceable clause(s) to make the clause(s) enforceable, so that the court


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may grant the relief reasonably necessary to protect each party's interests, as reflected by this Agreement.


         16. Notice. Notices and communications under this Option Agreement must be in writing and either personally delivered or sent by registered or certified United States mail, return receipt requested, postage prepaid. Notices to the Company must be addressed to:

                  Acsys, Inc.
                  75 14th Street
                  Atlanta, Georgia 30309
                  Attn: Secretary

or any other address designated by the Company in a written notice to the Optionee. Notices to the Optionee will be directed to the address of the Optionee then currently on file with the Company, or at any other address given by the Optionee in a written notice to the Company.

         17. Binding Agreement. This Agreement shall be binding upon the parties hereto and their representatives, successors and assigns.

         18. Governing Law. This Agreement is executed and delivered in, and shall be governed by the laws of, the State of Georgia.

         19. Amendments. This Agreement may not be modified except in a writing executed by each of the parties hereto.


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         IN WITNESS WHEREOF, Acsys, Inc., acting by and through its duly authorized officers, has caused this Option Agreement to be executed, and the Optionee has executed this Option Agreement, all as of the day and year first above written.

                                                     ACSYS, INC.


                                                     By:
                                                         ----------------------
                                                     Name: David C. Cooper

                                                     Title: Chairman and CEO


                                                     OPTIONEE:


                                                     --------------------------
                                                     Name: Patricia Kennedy

                                                     Address:

                                                     --------------------------

                                                     --------------------------



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                                                                       EXHIBIT A


                    NOTICE OF EXERCISE OF OPTION TO PURCHASE
                                 COMMON STOCK OF
                                   ACSYS, INC.

                                            Name:

                                            ---------------------------------
                                            Address:


                                            ---------------------------------

                                            ---------------------------------

                                            Date:

                                            ---------------------------------


Acsys, Inc.
75 14th Street
Atlanta, Georgia 30309
Attn: Secretary

Re:      Exercise of Incentive Stock Option

         I elect to purchase ______________ shares of Common Stock of Acsys, Inc. pursuant to the Acsys, Inc. Incentive Stock Option Agreement dated ______________ and the Acsys, Inc. Amended and Restated 1997 Stock Option Plan. The purchase will take place on the Exercise Date, which will be as soon as practicable following the date this notice and all other necessary forms and payments are received by the Company, unless I specify a later date (not to exceed 30 days following the date of this notice).

         On or before the Exercise Date, I will pay the full exercise price in the form specified below (check one):

         [ ] Cash Only: by delivering a certified or a cashier's check to Acsys, Inc. for $___________.

         [ ] Cash and Shares: by delivering a certified or a cashier's check to Acsys, Inc. for $_________ for the part of the exercise price. I will pay the balance of the exercise price by delivering to the Company a stock certificate with my endorsement for shares of Acsys Stock that I have owned for at least six months. If the number of shares of Acsys Stock represented by such stock certificate exceeds the number needed to pay the exercise price (based on the Fair Market Value of the Acsys Stock on the date of delivery), the Company will issue me a new stock certificate for the excess.

         [ ] Shares Only: by delivering to the Company a stock certificate with my endorsement for shares of Acsys Stock that I have owned for at least six months. If the number of shares of Acsys Stock represented by such stock certificate exceeds the number needed to pay the exercise price (based on the Fair Market Value of the Acsys Stock on the date of delivery), the Company will issue me a new stock certificate for the excess.

         [ ]      Cash From Broker: by delivering the purchase price from
                  _______________________, a broker, dealer or other "creditor" as defined by Regulation T issued by the Board of Governors of the Federal Reserve System (the "Broker"). I authorize the Company to issue a stock certificate in the number of shares indicated above in the name of the Broker in accordance with instructions received by the Company from the Broker and to deliver such stock certificate directly to the Broker (or to any other party specified in the instructions from the Broker) upon receiving the exercise price from the Broker.

         Please deliver the stock certificate to me (unless I have chosen to pay the purchase price through a broker).

                                Very truly yours,


                                ------------------------


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AGREED TO AND ACCEPTED:

ACSYS, INC.

By:
    --------------------------------------
Title:
      ------------------------------------
Number of Option Shares
Exercised:
           -------------------------------
Number of Option Shares
Remaining:
           -------------------------------
Date:
      ------------------------------------



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